EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 BY THE CHIEF FINANCIAL OFFICER
RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

     I, Timothy M. Mayleben, Chief Financial Officer, of Esperion Therapeutics, Inc., a Delaware corporation (the “Company”), hereby certify that:

     (1)  The Company’s periodic report on Form 10-Q for the period ended June 30, 2003 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2)  The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

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/s/ Timothy M. Mayleben Timothy M. Mayleben, Chief Financial Officer

Date: August 14, 2003